FIRST FOCUS FUNDS
                      INSTITUTIONAL CLASS SHARES PROSPECTUS

                       SUPPLEMENT DATED FEBRUARY 12, 2002
                  TO THE INSTITUTIONAL CLASS SHARES PROSPECTUS
                               DATED JULY 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

1. The following disclosure is inserted into the Fee Table on Page 25 at the end of footnote (1) under the heading titled "Expenses":

         The adviser will cease the waiver of its advisory fee with respect to the Balanced Fund commencing February 15, 2002.

2. On page 36, under the heading "Transaction Policies" and paragraph titled "Share Price", the second and third sentences are deleted in their entirety and replaced with the following:

         For the Money Market Fund, a business day is any day on which the NSYE and the Federal Reserve are open for business. The Money Market Fund may close early on a business day that the Bond Market Association recommends that the bond markets close early. For all other Funds, a business day is any day on which the NYSE is open for business. The net asset value of each Fund will be calculated once each business day as of the time disclosed in the prospectus, or as of the close of the business day, whichever time is earlier.

3. On page 37, under the heading "Dividends and Taxes", the paragraph titled "Dividends" is deleted in its entirety and replaced with the following:

         The Money Market Fund, the Bond Fund, the Short/Intermediate Bond Fund, the Income Fund, the Nebraska Tax-Free Fund and Colorado Fund (together, the "Tax-Free Funds") declare income dividends daily and pay them monthly. For the Money Market Fund, to be eligible to receive dividends declared on the day you purchase your shares, the Fund must receive your order and federal funds (readily available funds) before the time that the Fund calculates its NAV. The Balanced Fund declares and pays dividends on a quarterly basis and the Growth Opportunities Fund declares and pays dividends on an annual basis. The Core Equity Fund and Small Company Fund declare and pay dividends monthly, generally during the last week of each month.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FFF-SU-006-01

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                                              February 12, 2002
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

Re:  First Focus Funds, Inc. (f/n/a First Omaha Funds, Inc.)
     File Number  33-85982

Ladies and Gentlemen:

On behalf of the First Focus Funds, Inc., and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached please find a supplement dated February 12, 2002 to the Institutional Class Prospectus dated July 31, 2001.



                                                               ----------------
                                                               Laurie V. Brooks
                                                           SEI Legal Department